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EXHIBIT 21.1


              SUBSIDIARIES PRIOR TO JANUARY 1, 1999

 *    SunSource Capital Trust
      Organized in the State of Delaware

 *    SunSub A Inc.
      Incorporated in the State of Delaware

 *    SunSub B Inc.
      Incorporated in the State of Delaware

      *    SDI Partners I, L.P.
           Organized in the State of Delaware

      *    SDI Operating Partners, L.P.;
           Organized in the State of Delaware

           *    A & H Holding Company, Inc.;
                Incorporated in the State of Michigan

                *    SunSource Canada Investment Co.
                     Incorporated in the Province of Ontario

                     *    N. Fauver (Canada) Limited;
                          Incorporated in the Province of Ontario

                     *    A & H Bolt & Nut Company Limited;
                          Incorporated in the Province of Nova Scotia

           *   The Fastener Centre, Inc.;
               Incorporated in the State of Michigan

           *   Hydra Power de Mexico;
               Incorporated in Bravos Judicial District,
               Juarez, Chihuahua, Mexico

           *   Simco de Mexico;
               Incorporated in Ciudad de Mexico, Mexico






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EXHIBIT 21.1 (continued)

                     SUBSIDIARIES - AFTER DECEMBER 31, 1998

 *    SunSource Capital Trust
      Organized in the State of Delaware

 *    SunSource Investment Company, Inc.
      Incorporated in the State of Delaware

 *    SunSub A Inc.
      Incorporated in the State of Delaware

      *    SunSource Corporate Group, Inc.
           Incorporated in the State of Delaware

      *    The Hillman Group, Inc.
           Incorporated in the State of Delaware

      *    Harding Glass, Inc.
           Incorporated in the State of Delaware

      *    SunSource Industrial Services Company, Inc.
           Incorporated in the State of Delaware

           *    SunSource Technology Services, Inc.
                Incorporated in the State of Delaware

           *    SunSource Inventory Management Company, Inc.
                Incorporated in the State of Delaware

           *    Kar Products, Inc.
                Incorporated in the State of Delaware

                *    A&H Holding Company, Inc.
                     Incorporated in the State of Michigan

                     *    SunSource Canada Investment Co.
                          Incorporated in the Province of Ontario

                          *    J.N. Fauver (Canada) Limited
                               Incorporated in the Province of Ontario

                          *    A&H Bolt & Nut Company Limited
                               Incorporated in the Province of Nova Scotia

                * SunSource Integrated Services de Mexico S. A. DE C. V. Incorporated in Ciudad de Mexico, Mexico